Exhibit 99.1

January 2020 Deep Insights Impactful Medicines

2 Disclaimers Various statements in this presentation concerning Scholar Rock’s future expectations, plans and prospects, including without limitation, Scholar Rock’s expectations regarding its strategy, its product candidate selection and development timing, inclu din g timing for the initiation of and reporting results from its clinical trials for its product candidates, its disease indicatio n s election and timing for such selection, the ability of SRK - 015 to affect the treatment of patients suffering from Spinal Muscular Atrophy (SM A) either as a monotherapy or in conjunction with the current standard of care, the ability of SRK - 181 to affect the treatment of c ancer patients in a manner consistent with preclinical data constitute forward - looking statements for the purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. The use of words such as “may,” “might,” “will,” “shou ld, ” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “target,” “project,” “intend,” “future,” “potential,” or “continue,” a nd other similar expressions are intended to identify such forward looking statements. Actual results may differ materially from those indicated by these forward - looking statements as a result of various important factors, including, without limitation, Scholar R ock’s ability to provide the financial support and resources necessary to identify and develop multiple product candidates on the e xpe cted timeline, competition from others developing products for similar uses, the preliminary nature of interim clinical data, Scho lar Rock’s ability to obtain, maintain and protect its intellectual property, Scholar Rock’s dependence on third parties for development an d manufacture of product candidates including to supply any clinical trials, and Scholar Rock’s ability to manage expenses and to obtain additional funding when needed to support its business activities and establish and maintain strategic business alliances and ne w business initiatives as well as those risks more fully discussed in the section entitled "Risk Factors" in the Quarterly Repo rt on Form 10 - Q for the quarter ended September 30, 2019, which is on file with the Securities and Exchange Commission, as well as discussi ons of potential risks, uncertainties, and other important factors in Scholar Rock’s subsequent filings with the Securities and E xch ange Commission. Any forward - looking statements represent Scholar Rock’s views only as of today and should not be relied upon as representing its views as of any subsequent date. Scholar Rock explicitly disclaims any obligation to update any forward - looking statements unless required by law. © Scholar Rock, Inc. All rights reserved. January 2020.

Our Purpose

Relentlessly focused on seeing new possibilities in validated biologies and antibody technologies to allow us to move with speed and urgency to deliver transformative medicines to patients with devastating diseases

Scholar Rock

Revolutionary Approach

- First company to successfully target growth factor precursors
- Pursue high value targets proven challenging for traditional non-selective approaches
- Focus on biologically validated targets using proven modality (mAbs)
- Leverage protein science and antibody expertise to develop high-impact medicines for patients suffering neuromuscular disorders, cancer, fibrosis and anemia
- Develop broad IP portfolio covering compositions and methods

Differentiated Pipeline Portfolio

- Two lead product candidates, SRK-015 and SRK-181, in clinical development in 2020
- Multiple clinical read-outs offer near-term value inflection points
- Potential to expand pipeline with additional indications for each product candidate
- Strategic fibrosis collaboration with Gilead to develop potent and selective inhibitors of latent TGFβ activation
- Applying expertise across the TGFβ superfamily and beyond

3

4 Differentiated Approach to Highly Sought After Growth Factors Implicated in Devastating Diseases Scholar Rock’s Target Growth Factor Precursor (Latent Form) Targeting the activation of growth factor precursors to : • Optimize potency and selectivity • Localize effect Growing number of preclinical and clinical successes using Scholar Rock’s differentiated approach Spinal Muscular Atrophy SRK - 015: Inhibitor of latent myostatin activation Phase 2 Trial Ongoing Immuno - Oncology SRK - 181: Inhibitor of latent TGF β 1 activation Phase 1 Proof - of - Concept trial to initiate in 1Q20 Fibrosis Inhibitors of latent TGFβ activation Advancing collaboration with Gilead towards product candidate selection Traditional Target “Mature” Growth Factor

5 • Initiated and completed enrollment in TOPAZ Phase 2 proof - of - concept trial - 3 cohorts of patients with Type 2 and Type 3 SMA • Announced compelling preliminary PK/PD data from TOPAZ trial • Presented positive data from Phase 1 healthy volunteer trial 2019: Year of Execution and Progress Accelerated SRK - 181 Towards Phase 1 Proof - of - Concept Trial Advanced SRK - 015 Towards Phase 2 Proof - of - Concept Data • Filed SRK - 181 IND to FDA and plan to initiate a Phase 1 POC trial in patients with solid tumors in 1Q20 • Presented highly encouraging preclinical data in immuno - oncology with potent and selective inhibitor of latent TGF β 1 activation • Completed pilot rat tox study demonstrating differentiated preclinical safety profile • Advanced collaboration with successful demonstration of efficacy in preclinical in vivo proof - of - concept studies in fibrotic indications • Earned $25M milestone; eligible to receive up to an additional $1,425M in potential payments from Gilead Achieved First Milestone in Gilead Fibrosis Collaboration

6 2020/2021: Transformative Years with Multiple Clinical Read - Outs 2H20 4Q20 - 1Q21 Mid - 2020 1Q20 Initiation of SRK - 181 Phase 1 POC trial • Two part trial with dose escalation (Part A) and dose expansion cohorts (Part B) • Patients with locally advanced or metastatic solid tumors • Exhibit primary resistance to anti - PD - (L)1 antibodies • Evaluate multiple cancers, such as urothelial carcinoma, melanoma, and NSCLC, in combination with an approved anti - PD - (L)1 therapy Interim efficacy and safety results from SRK - 015 TOPAZ trial • All 3 fully enrolled cohorts • 6 months of treatment exposure Initial clinical data from SRK - 181 Phase 1 POC trial • Part A clinical data Top - line 12 - month results from SRK - 015 TOPAZ trial • Full 12 - month treatment period • Patients eligible to continue treatment for an additional 12 months Throughout 2021 Clinical response and safety data from SRK - 181 Phase 1 POC trial • Part B clinical data

Building Differentiated Pipeline; Pairing Revolutionary Approach with Proven Modality

	Discovery / Early Preclinical	Preclinical	Phase 1	Phase 2	Phase 3	Rights / Partner	Next Anticipated Milestones
Internal Proprietary Programs							
SRK-015 (Pro/Latent Myostatin) **Spinal Muscular Atrophy (SMA)**						Scholar Rock	Interim Efficacy and Safety Results Mid-2020 TOPAZ
SRK-015 **Myostatin-Related Disorders**						Scholar Rock	Identify Next Indication in 2020
SRK-181 *(Latent TGFβ1 Context Independent)* **Immuno-Oncology**						Scholar Rock	Initiate Phase 1 Trial in Patients with Solid Tumors in 1Q20
SRK-181 **Oncology**						Scholar Rock	
Immuno-Oncology *(Latent TGFβ1 Immune Cell)*						Scholar Rock	
Oncology *(Latent TGFβ1 Immune Cell)*						Scholar Rock	
Iron-restricted anemias *(RGMc - BMP6 Signaling Pathway)*						Scholar Rock	Nominate Product Candidate in 2020
Partnered Programs							
Fibrosis *(Latent TGFβ1 Context-Independent)*						GILEAD	
Fibrosis *(Latent TGFβ1 / LTBP1 & LTBP3)*						GILEAD	
Fibrosis *(Undisclosed Program)*						GILEAD	
Oncology/Immuno-Oncology *(Latent TGFβ1 / GARP)*						Janssen Biotech, Inc.	

Scholar Rock

7

SRK - 181: Potential Transformative Backbone for a New Era of Cancer Immunotherapy

Human Tumor Analyses Reveal TGFβ as Key Determinant of Primary Resistance to Checkpoint Inhibitor (CPI) Therapies


Why do nearly 80%† of patients not respond to CPIs?

TGFβ1 creates "immune-excluded" tumor microenvironment

Nature (on-line), Feb. 14, 2018

TGFβ attenuates tumour response to PD-L1 blockade by contributing to exclusion of T cells

Sanjeev Mariathasan[1*], Shannon J. Turley[1*], Dorothee Nickles[1*], Alessandra Castiglioni[1], Kobe Yuen[1], Yulei Wang[1], Edward E. Kadel III[1], Hartmut Koeppen[1], Jillian L. Astarita[1], Rafael Cubas[1], Suchit Jhunjhunwala[1], Romain Banchereau[1], Yagai Yang[1], Yinghui Guan[1], Cecile Chalouni[1], James Ziai[1], Yasin Şenbabaoğlu[1], Stephen Santoro[1], Daniel Sheinson[1], Jeffrey Hung[1], Jennifer M. Giltnane[1], Andrew A. Pierce[1], Kathryn Mesh[1], Steve Lianoglou[1], Johannes Riegler[1], Richard A. D. Carano[1], Pontus Eriksson[2], Mattias Höglund[2], Loan Somarriba[3], Daniel L. Halligan[3], Michiel S. van der Heijden[4], Yohann Loriot[5], Jonathan E. Rosenberg[6], Lawrence Fong[7], Ira Mellman[1], Daniel S. Chen[1], Marjorie Green[1], Christina Derleth[1], Gregg D. Fine[1], Priti S. Hegde[1], Richard Bourgon[1] & Thomas Powles[8]

Cell — Article

Genomic and Transcriptomic Features of Response to Anti-PD-1 Therapy in Metastatic Melanoma

Authors

Willy Hugo, Jesse M. Zaretsky, Lu Sun, ..., Douglas B. Johnson, Antoni Ribas, Roger S. Lo

Volume 165, Issue 1, 24 March 2016, Pages 35-44

Clinically-derived rationale points to significant opportunity to increase checkpoint therapy responses

† Source: Carretero-Gonzalez et al. (2018) Oncotarget 9:8706-8715
Meta-analysis of twelve randomized trials with control arm or adequate safety profile (includes nivolumab, pembrolizumab, and atezolizumab)

SCHOLAR ROCK 9

Implicating TGFβ1 as the Resistance Culprit and Selecting Preclinical Models with Clinically Relevant Features

TGFβ1 is most likely driver of TGFβ pathway signaling in human cancers

- TGFβ1 most prevalent isoform in most human cancers
- TGFβ1 expression correlates with TGFβ pathway activity in tumors

Cancer Genome Atlas RNAseq analysis of >10,000 samples spanning 33 tumor types†


TGFB1
TGFB2
TGFB3
bladder urothelial carcinoma
head & neck squamous cell carcinoma
kidney clear cell carcinoma
kidney papillary cell carcinoma
liver hepatocellular carcinoma
lung adenocarcinoma
skin cutaneous melanoma
stomach adenocarcinoma

Matching syngeneic mouse tumor models to human tumor biology††

Phenotype of Resistant Human Tumors in αPD-(L)1 Therapies

- Immune exclusion
- Minimal or no response to anti-PD-(L)1
- High TGFβ1 over TGFβ2/3 expression
- Evidence for TGFβ signaling

Selection Criteria for Mouse Tumor Models

- Immune exclusion
- Minimal or no response to anti-PD-(L)1
- High TGFβ1 over TGFβ2/3 expression
- Evidence for TGFβ signaling

Aim to pick the right target and improve likelihood of translatability from preclinical models to patients

†Source: National Cancer Institute - Cancer Genome Atlas Program
††Source: Mariathasan, Turley, et.al TGFβ attenuates tumour response to PD-L1 blockade by contributing to exclusion of T cells, Nature (online), Feb 2018

SCHOLAR ROCK
10

Differentiated Approach with SRK-181

- *Fully human mAb*
- *Potent and selective inhibitor of latent TGFβ1 activation*
- *Minimal or no binding to latent TGFβ2 and TGFβ3 isoforms*
- *Designed for exquisite selectivity for TGFβ1 to avoid the cardiac tox often seen with traditional, less-selective approaches*

SCHOLAR ROCK

Strong preclinical data shows potential of SRK-181 in overcoming primary resistance to checkpoints

- ~80% of patients with metastatic solid tumors do not respond to CPIs†
- Strong human translational data and preclinical models implicate TGFβ as key culprit in primary resistance to CPIs††
- Exquisite selectivity of SRK-181 offers potential to reduce toxicity and avoid dose-limiting challenges
- Rationally designed preclinical studies* demonstrate potential of SRK-181 in overcoming primary resistance

SRK-181 IND submitted; plan to initiate Phase 1 POC trial in 1Q20

- Opportunities for data read-outs in 2H20 and 2021

Preclinical efficacy and safety results point toward a clinically feasible path forward

Refer to posters presented at SITC (Nov 2018) and AACR (April 2019) available at www.scholarrock.com
†Source: Carretero-Gonzalez et al. (2018) Oncotarget 9:8706-8715
††Source: Mariathasan, Turley, et.al *TGFβ attenuates tumour response to PD-L1 blockade by contributing to exclusion of T cells, Nature (online),* Feb 2018

11

TGFβ1 Blockade with SRK-181-mIgG1 Rendered Preclinical Tumor Models Susceptible to Anti-PD1 Therapy

Cloudman S91 melanoma model: Combination treatment led to tumor regression and survival benefit



SRK-181-mIgG1 (30 mg/kg QW)
Anti-PD1 (10 mg/kg BIW)
Monotherapy
0/12
3/12
Anti-PD1/
SRK-181-mIgG1 (10 mg/kg QW)
Anti-PD1/
SRK-181-mIgG1 (30 mg/kg QW)
Combination Therapy
4/9
8/11
0
500
1000
1500
2000
14
28
42
56
70
Days after treatment initiation



100
75
50
25
0
14
28
42
56
70
Control
SRK-181-mIgG1 (30 mg/Kg/wk)
Anti-PD1 (10 mg/Kg/2xwk)
Anti-PD1 + SRK-181-mIgG1 (3 mg/Kg/wk)
Anti-PD1 + SRK-181-mIgG1 (10 mg/Kg/wk)
Anti-PD1 + SRK-181-mIgG1 (30 mg/Kg/wk)
* P<0.05 Log-rank (Mantel-Cox test) vs. anti-PD1 **P<0.01
Days after treatment initiation

Similar results demonstrated in bladder model and breast cancer model (TGFβ1/3 co-expressing)

SCHOLAR ROCK *Preclinical data shown above as presented at American Association of Cancer Research (AACR) Annual Meeting (April 2019)* 12

SRK-181-mIgG1 Combination Therapy Enabled Infiltration and Expansion of CD8+ T cells

Anti-PD1



Anti-PD1/SRK-181-mIgG1 (10 mg/kg) led to increase in CD8+ cells



Turning "cold" tumors "hot," and reduction in suppressive myeloid cells are consistent with significant anti-tumor responses

In preclinical bladder cancer model, combination treatment with SRK-181-mIgG1/anti-PD1 led to:

- Significant increase in effector T cells ($p<0.05$)
  - Expansion of CD8+ population to an average of 34% of the tumor's immune cells from a control average of 3.5%
- Significant decrease in intratumoral immunosuppressive myeloid cells ($p<0.05$)
  - Reduction in TAM/MDSC population to 14% of the tumor's immune cells from a control average of 47%
  - Reduction in MDSC population to 1.4% from 11% of CD45+ cells in the IgG control group

Preclinical data shown above as presented at American Association of Cancer Research (AACR) Annual Meeting (April 2019)
Anti-PD1 dosed at 10 mg/kg twice weekly and SRK-181-mIgG1 dosed at 10 mg/kg weekly

SCHOLAR ROCK
13

TGFβ1 Isoform Specificity of SRK-181 Improved Preclinical Toxicity Profile

Repeat dose pilot toxicology study in adult female Sprague Dawley rats



Microscopic observations in heart
Valvulopathy
Atrium - Mixed cell infiltrate
Myocardium - Degeneration/necrosis
Myocardium - Hemorrhage
Myocardium - Mixed cell infiltrate, base
Coronary artery - Necrosis with inflammation
Cardiomyocyte - Necrosis/inflammatory cell infiltrate
Control vehicle iv, qwk x 4
LY2109761 300 mg/kg po, qd x 8
PanTGFβAb 30 mg/kg iv, 1 dose
SRK-181
10 mg/kg iv, qwk x 4
30 mg/kg iv, qwk x 4
100 mg/kg iv, qwk x 4
Legend
Unremarkable
Minimal
Slight
Moderate

- Cardiac findings were exhibited in animals dosed with an pan-TGFβ antibody or LY2109761 (inhibitor of ALK5, common TGFβ receptor kinase) as expected based on published data†
- SRK-181 exposure reached 2,300 μg/ml following 4 weekly doses of 100 mg/kg
  - No SRK-181 related adverse effects were noted up to 100 mg/kg per week
  - No cardiotoxicities (valvulopathy) were noted with SRK-181
  - No observed adverse effect level (NOAEL) for SRK-181 was the highest dose evaluated (100 mg/kg QW)

Selectivity of SRK-181 offers potential to overcome toxicity and dose-limiting challenges of non-selective TGFβ pathway approaches

Preclinical data shown above as presented at American Association of Cancer Research (AACR) Annual Meeting (April 2019)

†Source: Anderton, et al. Induction of Heart Valve Lesions by Small-Molecule ALK5 Inhibitors, Toxicology Pathology, 39: 916-924, 2011, Stauber et al. Nonclinical Safety Evaluation of a Transforming Growth Factor β Receptor…J Clin Pract 2014: 4:3

SCHOLAR ROCK

14

15 Phase 1 Trial to Evaluate SRK - 181’s Ability to Overcome Primary Resistance to CPIs Phase 1 Proof - of Concept Trial SRK - 181: potent and selective inhibitor of TGF β 1 activation • Evaluate as a cancer immunotherapy in combination with anti - PD - (L)1 antibodies • Patients with locally advanced or metastatic solid tumors • Exhibit primary resistance to anti - PD - (L)1 antibodies • Focus on cancers for which checkpoint inhibitors are approved, such as urothelial carcinoma, melanoma, and non - small cell lung Initiate Phase 1 trial in 1Q20 Two - part clinical trial: 1) Dose escalation – single agent and in combination with an approved anti - PD - (L)1 2) Dose expansion – multiple tumor - specific cohorts evaluating SRK - 181 with an approved anti - PD - (L)1 Clinical response and safety data in 2021 Initial clinical data in 2H20

16 SRK - 181 Has Potential to Increase Response to CPIs Through Clinically Relevant Resistance Pathway † Source: Company information, Wall Street research, Evaluate Pharma †† Source: Carretero - Gonzalez et al. (2018) Oncotarget 9:8706 - 8715 $22.0 $26.7 $31.1 $35.1 $39.0 $42.4 2019 2020 2021 2022 2023 2024 Keytruda Opdivo Tecentriq Imfinzi Libtayo Bavencio Dostarlimab All Others SRK - 181 has potential to substantially increase the addressable patient population for all checkpoint therapies 21.1% Current response rate to CPIs …Yet Medical Need Not Addressed by Current Era of Immunotherapy †† : Market for checkpoint inhibitor therapies expected to double over the next few years † …

SRK - 015: Potential First Muscle - Directed Therapy for Spinal Muscular Atrophy

18 Significant Unmet Need Remains Despite Current Therapies Mean improvement in HFMSE score experienced by patients with later - onset SMA in the Phase 3 CHERISH clinical trial of nusinersen 0 20 40 60 80 HFMSE Score at Month 15 Mean Baseline Score Mean Improvement with nusinersen Unmet Medical Need for Functional Improvement with Muscle - Directed Therapies Total Possible HFMSE Score of 66 Muscle Function in SMA (Human) Hammersmith Functional Motor Scale Expanded (HFMSE) Address SMN deficiency to prevent further motor neuron deterioration Act directly on muscle with aim to improve motor function SMN Upregulator Therapies Muscle - Directed Therapies (SRK - 015) Source: Mercuri, E. et.al. Nusinersen versus Sham Control in Later - Onset Spinal Muscular Atrophy, N Engl J Med 2018; 378:625 - 635 Muscle - Directed Therapies Needed to Complement Disease - Stabilizing Benefits of SMN Upregulators * SMN = survival motor neuron *also referred to as SMN correctors

19 SRK - 015: Selective Inhibitor of Latent Myostatin Activation • Fully human mAb • Half - life of 23 - 33 days • Orphan Drug Designation for SMA granted by FDA and EC • Strong patent portfolio: ‒ US Patent 9,758,576 covers mAbs that inhibit the activation of myostatin precursor (expiry in 2034) ‒ US Patent 10,287,345 covers treatment methods for various myostatin - related conditions (expiry in 2037) Preclinical and clinical data provide strong rationale for developing in Spinal Muscular Atrophy (SMA) • Need to improve motor function remains despite the availability of SMN upregulators for the treatment of SMA • SMA disease features align well with attributes of myostatin biology • Studies in SMN Δ7 mouse models demonstrated substantial increases in muscle strength • Emerging pharmacologic profile for SRK - 015 supports chronic therapy: ‒ Evaluating Q4W dosing regimen ‒ Phase 1/Phase 2 prelim. PD data show robust target engagement  ‒ No clinically significant safety signals observed as of data cutoff in preliminary Phase 2 PK/PD analysis TOPAZ Phase 2 trial enrollment completed; Interim 6 month data mid - 2020 ‒ Top - line 12 - month analysis anticipated 4Q20/1Q21 Therapeutic potential as muscle - directed therapy to complement any SMN upregulator Source: Mercuri, E. et.al. Nusinersen versus Sham Control in Later - Onset Spinal Muscular Atrophy, N Engl J Med 2018; 378:625 - 635 Refer to Phase 1 data poster at World Muscle Society (Oct 2019) at www.scholarrock.com Refer to press release announcing preliminary PK/PD data (Nov 19, 2019) at www.scholarrock.com

Treatment of SMNΔ7 Mouse Models Show Improvement in Muscle Strength



WT
More Severe Model
Less Severe Model
Latent Myostatin (ng/mL)
10,000
1,000
100
NA
–
+
–
+
muSRK-015P*

- Achieved multi-fold increase in serum latent myostatin levels indicating target engagement
- Confirms presence of target in disease setting
- Lower latent myostatin levels in the SMA group may be attributable to reduced overall muscle mass



Maximum Torque (mN·m)
More Severe Model
Frequency of Nerve Stimulation in Hertz
Maximum Torque (mN·m)
Less Severe Model
Frequency of Nerve Stimulation in Hertz
SMN upregulator + muSRK-015P
SMN upregulator only

Treatment improved muscle strength:

- Maximal torque of the plantar flexor muscle group increased:
  - More severe model: 44%-51%
  - Less severe model: 20%-30%

*muSRK-015P is the parental clone of SRK-015 on a mouse IgG1 framework

Preclinical data published Nov 2018: Long, K., O'Shea, K., Khairallah, R., et al. Specific Inhibition of Myostatin Activation is Beneficial in Mouse Models of SMA Therapy. Human Molecular Genetics, ddy382

SCHOLAR ROCK
20

21 Preliminary TOPAZ Biomarker Data Provide First Demonstration of Target Engagement in Patients with SMA Robust Target Engagement Observed • ~100 - fold increases in serum latent myostatin levels following single 20 mg/kg dose in all cohorts • Confirms presence of latent myostatin in patients with SMA Well - Behaved, Linear PK Profile • Minimal variability across TOPAZ cohorts • Dose proportional increase in serum drug exposure between low (2 mg/kg) and high (20 mg/kg) doses 0 168 336 504 672 1 10 100 1000 Time (hr) S R K - 0 1 5 c o n c e n t r a t i o n (  g / m L ) Cohort 1 (20 mg/kg) Cohort 2 (20 mg/kg) Cohort 3 (2 mg/kg) Cohort 3 (20 mg/kg) Preliminary PK/PD results include data from 29 patients (12 in Cohort 1, 8 in Cohort 2, and 9 in Cohort 3) Refer to press release announcing preliminary PK/PD data (Nov 19, 2019) at www.scholarrock.com Latent Myostatin Change over Baseline in SRK - 015 TOPAZ Trial 0 168 336 504 672 1 10 100 1000 Time (hr) L a t e n t M y o s t a t i n C o n c e n t r a t i o n ( n g / m L ) Cohort 1 (20 mg/kg) Cohort 2 (20 mg/kg) Cohort 3 (2 mg/kg) Cohort 3 (20 mg/kg) 0 168 336 504 672 1 10 100 1000 Time (hr) F o l d o v e r L a t e n t M y o s t a t i n C o n c e n t r a t i o n a t B a s e l i n e SAD Cohort 1 - 1 mg/kg SAD Cohort 4 - 20 mg/kg SAD Cohort 2 - 3 mg/kg Latent Myostatin Change over Baseline in Phase 1 HV Trial Preliminary TOPAZ Phase 2 Pharmacokinetic (PK) Data

SRK-015 Phase 2 Trial Design

TOPAZ

Interim 6-Month Efficacy and Safety Results Mid-2020; Top-line 12-Month Data 4Q20/1Q21

	Cohort 1	Cohort 2	Cohort 3
Design	• N= 20; ages 5-21 • Open-label, single-arm • 20 mg/kg SRK-015 IV Q4W • 12-month treatment period	• N= 15; ages 5-21 • Open-label, single-arm • 20 mg/kg SRK-015 IV Q4W • 12-month treatment period	• N= 20; ages ≥2 • Double-blind, randomized (1:1) to 2 mg/kg or 20 mg/kg SRK-015 IV Q4W • 12-month treatment period
Patients	• Ambulatory Type 3 SMA • Receiving treatment with approved SMN upregulator or as monotherapy	• Type 2 or non-ambulatory Type 3 SMA • Receiving treatment with approved SMN upregulator	• Type 2 SMA • Initiated treatment with approved SMN upregulator before age 5
Primary Objectives	• Safety • Mean change from baseline in RHS	• Safety • Mean change from baseline in HFMSE	• Safety • Mean change from baseline in HFMSE

3 point improvement in a patient on the HFMSE/RHS is considered clinically meaningful[†]

SCHOLAR ROCK

HFMSE – *Hammersmith Functional Motor Scale Expanded;* RHS – *Revised Hammersmith Scale*
†Source: Mercuri, E. et.al. Nusinersen versus Sham Control in Later-Onset Spinal Muscular Atrophy, N Engl J Med 2018; 378:625-635

22

23 SRK - 015 Opportunity in Spinal Muscular Atrophy Overall Prevalence of 30,000 - 35,000 in U.S. and Europe Potential to use SRK - 015 in conjunction with SMN upregulators Potential to use SRK - 015 as monotherapy or in conjunction with SMN upregulators Lally et al, Orphanet Journal of Rare Diseases, 2017 Type 1: • Infant - onset; often fatal Type 2 and non - ambulatory type 3: • Later - onset but still early childhood • Severe deficits in motor function Ambulatory type 3: • Limited mobility and substantial morbidity Type 4: • Population n ot well - characterized Relative Prevalence Among Patients Living With SMA Type 1 14% Type 2 51% Type 3 35% Focus of TOPAZ Trial …potential to expand more broadly in future trials

Building Differentiated Pipeline Through Highly Productive Platform

25 Proprietary Platform to Target Latent Growth Factor Activation Design and Purification of Challenging Proteins (e.g. latent growth factor complexes) Proprietary Assays that Recapitulate Nature’s Activation In Vitro Sophisticated Selection Strategies Utilizing Recombinant Antibody Libraries SCHOLAR ROCK DISCOVERY PLATFORM Neuromuscular Disorders Oncology Fibrosis Anemia

Strategic collaboration focused on fibrosis

Gilead has exclusive options to license worldwide rights to product candidates from 3 TGFβ programs:

- *Inhibitors that target activation of latent TGFβ1*
- *Inhibitors that selectively target activation of latent TGFβ1 localized to extracellular matrix*
- *Undisclosed TGFβ discovery program*

SCHOLAR ROCK

Potent and Selective Inhibitors of Latent TGFβ Activation Can Offer Novel Approach to Fibrotic Diseases

- TGFβ-driven signaling has been broadly implicated as a central regulator of fibrosis†
- Scholar Rock's potent and highly selective TGFβ inhibitors act locally in the disease microenvironment
- Demonstrated preclinically that potent and selective inhibitors of TGFβ1 signaling prevent the activation of the growth factor in the fibrotic matrix
- Achieved first milestone and earned $25 million payment with demonstration of efficacy in in vivo proof-of-concept studies

Advance collaboration towards product candidate selection

†Kim KK, Sheppard D, Chapman HA (2018). TGF-β1 Signaling And Tissue Fibrosis. Cold Spring Harb Perspect Biol 10: a022293

26

27 Fibrosis Partnership with Gilead Advances with Achievement of First Milestone Upfront cash and equity investment: $80 million* One - time preclinical milestone: $25 million (achieved end of 2019) Additional milestones across 3 programs: Up to $1,425 million High single - to low double - digit tiered royalties on net sales *Includes $30 million purchase of Scholar Rock common stock at price per share of $30.60 TGFβ - driven signaling broadly implicated as a central regulator of fibrosis Scholar Rock’s highly specific inhibitors of latent TGF β activation: • Aim to improve efficacy and tolerability compared to traditional non - selective approaches • Demonstrated efficacy in in vivo preclinical models • Antibody discovery and preclinical research thru product candidate nomination • Distinct antibodies • Retains exclusive WW rights for oncology and cancer immunotherapy • Upon option exercise, responsible for preclinical and clinical development and commercialization

28 Potential New Approach that Directly Addresses the Underlying Pathobiology of Iron - Restricted Anemias BMP6 RGMc BMP Receptor SMAD 1/5/8 SMAD 4 P Hepcidin BMP6 Genetically validated pathway of iron regulation in humans Adapted from Crielaard et al , Nature Reviews , 2017 Antibodies resulted in increases in serum iron and decreases in UIBC* 200 300 400 500 600 S e r u m i r o n (  g / d L ) I s o t y p e C o n t r o l S R - R C - A B 1 S R - R C - A B 7 S R - R C - A B 1 1 S R - R C - A B 8 S R - R C - A B 9 S R - R C - A B 2 S R - R C - A B 1 0 0 100 200 300 U I B C ,  g / d L *Unsaturated iron binding capacity Refer to poster at International BMP Conference (Oct 2018) at www.scholarrock.com

29 Upcoming Key R&D Milestones • Interim efficacy and safety results from SRK - 015 TOPAZ Phase 2 trial in mid - 2020 ‒ All 3 fully enrolled cohorts with 6 months of treatment exposure • Top - line results (12 months) from SRK - 015 TOPAZ trial in 4Q20 - 1Q21 ‒ Patients are eligible to continue treatment for additional 12 months • Identification of second indication for SRK - 015 in 2020 Fibrosis • Continue to advance collaborative programs with Gilead towards product candidate selection Anemias • Nominate product candidate in RGMc program in 2020 • Initiate SRK - 181 Phase 1 proof - of - concept trial in patients with solid tumors in 1Q20 ‒ Patients that exhibit primary resistance to anti - PD - (L)1 antibodies ‒ Evaluate multiple tumor types in combination with an approved anti - PD - (L)1 therapy • Initial clinical data from SRK - 181 Phase 1 POC trial in 2H20 • Clinical response and safety data from SRK - 181 Phase 1 POC trial throughout 2021 • Continue to advance active discovery programs for context - dependent inhibition of TGFβ1 Oncology Spinal Muscular Atrophy (SMA)

Appendix

31 TGF β 1 Blockade with SRK - 181 - mIgG1 Rendered Preclinical Tumor Models Susceptible to Anti - PD1 Therapy Days after treatment initiation Tumor volume (mm3) Anti - PD1/ SRK - 181 - mIgG1 (10 mg/kg QW) Anti - PD1/ SRK - 181 - mIgG1 (3 mg/kg QW) SRK - 181 - mIgG1* (10 mg/kg QW) 0/13 4/14 8/14 Anti - PD1 (10 mg/kg BIW) Preclinical data shown above as presented at American Association of Cancer Research (AACR) Annual Meeting (April 2019) *SRK - 181 - mIgG1 is the murine version of SRK - 181; Responder defined as tumor size <25% endpoint volume at study end 3/12 SRK - 181 - mIgG1 (30 mg/kg QW) 8/11 Anti - PD1/ SRK - 181 - mIgG1 (10 mg/kg QW) Anti - PD1/ SRK - 181 - mIgG1 (30 mg/kg QW) Endpoint Responders Bladder Cancer Melanoma 0/12 4/9 Anti - PD1 (10 mg/kg BIW) 0/12

Traditional Approaches Can Raise Significant Safety Concerns

Traditional Approaches Lack Selectivity

- Most inhibitors of active myostatin also inhibit GDF11 and may inhibit other growth factors as well
- Antibodies to ActRIIb and ligand trap approaches inhibit signaling of multiple ligands


Kidney formation
Reproductive function
GDF11
Activin A
Angiogenesis
Myostatin
BMP9

Scholar Rock Approach

Exquisite Selectivity By Targeting Precursor Form of Myostatin


SRK-015
proMyostatin
proGDF-11
proActivin
Myostatin
GDF-11
Activin A

SCHOLAR ROCK
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To Date Demonstrates Proof-of-Mechanism of First Ever Approach to Targeting Latent Myostatin

	SMNΔ7 Mouse Models	Phase 1 Healthy Volunteers	TOPAZ Phase 2 Trial Prelim PK/PD
Presence of latent myostatin target	Confirmed presence in diseased mice	Confirmed presence in humans	Confirmed presence in SMA patients
Target engagement	Multi-fold increases in serum latent myostatin levels	Robust and sustained target engagement	Dose-dependent increases of up to 100-fold; consistent with Ph1
Muscle strength or function	20%-51% increase in muscle strength (maximal torque)	NA	*Study ongoing*
Pharmacodynamic profile	NA	Serum half-life of 23-33 days	Well-behaved, linear PK profile; evaluating Q4W dosing
Safety / Adverse Events	None identified	No dose-limiting toxicities up to highest evaluated dose	No clinically significant safety signals observed

Preclinical and clinical evidence consistent thus far; TOPAZ interim efficacy/safety results mid-2020

SCHOLAR ROCK

Refer to preclinical and Phase 1 data poster at World Muscle Society (Oct 2019) at www.scholarrock.com
Refer to press release announcing preliminary PK/PD data (Nov 19, 2019) at www.scholarrock.com

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34 Later - Onset SMA: High Unmet Need to Improve Motor Function Nusinersen CHERISH Trial in Later - Onset SMA Source: Mercuri, E. et.al. Nusinersen versus Sham Control in Later - Onset Spinal Muscular Atrophy, N Engl J Med 2018; 378:625 - 635 Nusinersen (N=66) Control (N=34) Change from Baseline to Months 15 in HFMSE Score 15 10 5 0 - 5 - 10 - 15 2 4 6 8 Age ( yr ) In patients with later - onset SMA who were age > 5 at screening… • Primary benefit of nusinersen appeared to be stabilization of motor function (in HFMSE) rather than improvement from baseline • Attainment of > 3 point increase was very infrequent even with nusinersen treatment 3 point improvement in a patient is considered clinically meaningful